UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 6, 2020

GS Acquisition Holdings Corp

(Exact name of Registrant as specified in its charter)

Delaware	001-38518	81-2376902
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West Street New York, New York		10282
(Address of principal executive offices)		(Zip Code)

(212) 902-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, and one-third of one redeemable warrant to purchase one share of Class A common stock	GSAH.U	New York Stock Exchange

Class A common stock, $0.0001 par value per share	GSAH	New York Stock Exchange

Redeemable warrants to purchase Class A common stock	GSAH WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On February 6, 2020, GS Acquisition Holdings Corp (the “Company”) held a special meeting (the “Special Meeting”) of the stockholders of the Company, at which holders of 65,139,500 shares of common stock were present in person or by proxy, representing 75.52% of the voting power of the shares of the Company’s common stock as of January 16, 2020, the record date for the Special Meeting (stockholders of record as of the close of business on the record date are referred to herein as “Stockholders”). In connection with the Business Combination (as defined below), a total of one Stockholder has elected to redeem 250 shares of Class A common stock (as defined below), representing approximately 0.0% of the Company’s issued and outstanding Class A common stock. Each of the proposals listed below is described in more detail in the Company’s definitive proxy statement filed with the United States Securities and Exchange Commission on January 17, 2020 (the “Proxy Statement”) beginning on page 126, which is incorporated herein by reference. A summary of the voting results at the Special Meeting for each of the proposals is set forth below:

Proposal No. 1:    The Stockholders approved and adopted the Agreement and Plan of Merger, dated as of December 10, 2019 (the “Merger Agreement”), by and among the Company, Crew Merger Sub I LLC (“First Merger Sub”), Crew Merger Sub II LLC (“Second Merger Sub”), Vertiv Holdings, LLC (“Vertiv Holdings”), and VPE Holdings, LLC, and approved the transactions contemplated thereby including, among other things, (i) the merger of First Merger Sub with and into Vertiv Holdings, with Vertiv Holdings continuing as the surviving entity (the “First Merger”) and (ii) immediately following the First Merger and as part of the same overall transaction as the First Merger, the merger of Vertiv Holdings with and into Second Merger Sub, with Second Merger Sub continuing as the surviving entity (the “Second Merger” and, collectively with the First Merger and the other transactions contemplated by the Merger Agreement, the “Business Combination”). The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
65,125,090	100	14,310	N/A

Proposal No. 2:    The Stockholders approved, for purposes of complying with applicable listing rules of the New York Stock Exchange, the issuance of more than 20% of the Company’s outstanding common stock in connection with the Business Combination including up to 23,000,000 shares of the Company’s Class A common stock, par value $0.0001 per share (“Class A common stock”) to Sponsor Related PIPE Investors (as defined in the Proxy Statement) and up to 449,098 shares of Class A common stock to executive officers of the post-Business Combination company. The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
65,123,810	1,390	14,300	N/A

Proposal No. 3:    The stockholders approved the following six separate proposals (the “Charter Proposals”) relating to adopting the Second Amended and Restated Certificate of Incorporation of the Company in the form attached to the Proxy Statement which will take effect upon the closing of the Business Combination (the “New Vertiv Certificate of Incorporation”). Specifically:

Proposal No. 3A:    The Stockholders approved a proposal to (i) increase the number of authorized shares of capital stock, (ii) automatically convert each share of the Company’s Class B common stock, par value $0.0001 per share (“Class B common stock”) into one share of Class A common stock immediately prior to the consummation of the Business Combination, (iii) following such conversion, reduce the authorized shares of Class B common stock to zero and (iv) provide for certain conforming changes to the Company’s certificate of incorporation given the elimination of any authorized Class B common stock. The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
65,112,505	120	26,875	N/A

Proposal No. 3B:    The Stockholders approved a proposal to provide that the number of directors of the Company will be fixed from time to time exclusively by the Company’s board of directors pursuant to a resolution adopted by a majority of the Company’s board of directors. The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
60,035,326	5,089,864	14,310	N/A

Proposal No. 3C:    The Stockholders approved a proposal to provide a special exemption to the doctrine of corporate opportunity for each of Platinum Equity (as defined in the Proxy Statement), the investment funds affiliated with or managed by Platinum Equity and their respective successors and affiliates and all of their respective partners, principals, directors, officers, members, managers, equity holders and employees (including any of the foregoing who serve as non-employee directors of the Company). The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
58,971,071	6,110,054	58,375	N/A

Proposal No. 3D:    The Stockholders approved a proposal to elect not to be governed by Section 203 of the General Corporation Law of the State of Delaware (the “DGCL”) and, instead, be governed by a provision substantially similar to Section 203 of the DGCL, except that such provision excludes investment funds affiliated with GS DC Sponsor I LLC, GS Sponsor LLC and Platinum Equity and their respective successors and affiliates. The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
64,360,602	720,552	58,346	N/A

Proposal No. 3E:    The Stockholders approved a proposal to require the approval of at least two-thirds of the voting power of the Company’s outstanding capital stock to amend certain provisions of the New Vertiv Certificate of Incorporation. The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
56,337,928	8,786,752	14,820	N/A

Proposal No. 3F:    The Stockholders approved a proposal to provide for several changes to the New Vertiv Certificate of Incorporation, including (i) removal of certain listed actions that would allow for personal liability of the Company’s directors to the Company and its stockholders, (ii) changes to certain provisions regarding indemnification of directors and officers, (iii) removal of various provisions in the Company’s certificate of incorporation applicable to blank check companies that will no longer be applicable to the Company, (iv) addition of a provision whereby no class vote is required to change the authorized number of shares of such class, (v) changing the name of the Company to “Vertiv Holdings Co” and (vi) other conforming changes from the Company’s certificate of incorporation based on the Charter Proposals. The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
64,725,713	386,602	27,185	N/A

Proposal No. 4:    The holders of Class B common stock approved the election of the nine directors named in the Proxy Statement to serve, effective upon the closing of the Business Combination, on the Company’s Board of Directors until the 2021 annual meeting of stockholders, and until their respective successors are duly elected and qualified, or until their earlier resignation, removal or death.

The voting results with respect to the election of David M. Cote were as follows:

For	Against	Abstain	Broker Non-Votes
17,250,000	0	0	N/A

The voting results with respect to the election of Rob Johnson were as follows:

For	Against	Abstain	Broker Non-Votes
17,250,000	0	0	N/A

The voting results with respect to the election of Jacob Kotzubei were as follows:

For	Against	Abstain	Broker Non-Votes
17,250,000	0	0	N/A

The voting results with respect to the election of Matthew Louie were as follows:

For	Against	Abstain	Broker Non-Votes
17,250,000	0	0	N/A

The voting results with respect to the election of Roger Fradin were as follows:

For	Against	Abstain	Broker Non-Votes
17,250,000	0	0	N/A

The voting results with respect to the election of Steven S. Reinemund were as follows:

For	Against	Abstain	Broker Non-Votes
17,250,000	0	0	N/A

The voting results with respect to the election of Joseph van Dokkum were as follows:

For	Against	Abstain	Broker Non-Votes
17,250,000	0	0	N/A

The voting results with respect to the election of Robin L. Washington were as follows:

For	Against	Abstain	Broker Non-Votes
17,250,000	0	0	N/A

The voting results with respect to the election of Edward L. Monser were as follows:

For	Against	Abstain	Broker Non-Votes
17,250,000	0	0	N/A

Proposal No. 5:    The Stockholders approved the Vertiv Holdings Co 2020 Equity Incentive Plan (the “Incentive Plan”), including the authorization of the initial share reserve under the Incentive Plan. The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
58,404,574	6,707,941	26,985	N/A

Proposal No. 6:    The Stockholders approved the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there would be insufficient votes for, or for any other reason in connection with, the approval of one or more of the other proposals presented at the Special Meeting. The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
59,242,191	5,870,324	26,985	N/A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2020

GS Acquisition Holdings Corp

/s/ David M. Cote
Name: David M. Cote
Title: Chairman and Chief Executive Officer